Exhibit 99.1

Southern Union Company

Wachovia Securities
Houston
May 16, 2006

Trunkline LNG History
•  1978 Trunkline LNG terminal construction begins nine miles southwest of Lake Charles, La.
•  1981 terminal construction completed on 382-acre site
–  630 MMcf/d of sendout capacity
–  6.3 Bcf of storage
–  3 LNG storage tanks
–  7 gas-fired water bath vaporizers
•  528 cargoes delivered through April 2006

Trunkline LNG Company
•  Unit of Southern Union Company since June 2003
•  One of North America’s largest operating facilities
•  Fully contracted with high credit quality counterparty - BG Group - until 2028
•  A leading player in the LNG sector
•  Ability to handle high calorific cargoes

Trunkline Gas Company

Phase I Expansion
•  Doubled sendout capacity to 1.2 Bcf/d
•  Peaking of 1.5 Bcf/d
•  Increased storage capacity to 9 Bcf
•  Added layberth
•  Completed and in service April 5, 2006

Phase II Expansion
•  Increase sendout capacity to 1.8 Bcf/d
•  Peak sendout of 2.1 Bcf/d
•  Converting layberth to unloading dock
•  Construction underway
•  Completion expected mid-2006

Trunkline LNG: Infrastructure Enhancement Project (IEP)
LNG Business Strategy
•  Mitigate risk through contracts
–  High credit counterparty - BG Group
–  Long term contract - 2028
–  Minimal financial impact related to terminal usage - reservation based
•  Produce stable earnings and cash flow
•  Grow with our customer

LNG Project Summary

Southern Union Today

The Transforming Years

Delivering Growth in Value

Value Creation Strategy
•  Move to higher returning businesses
–  2003: Panhandle/Texas Gas
–  2004: Investment in Cross Country
–  2006: Sid Richardson/PG Energy & Rhode Island
•  Efficiently manage existing assets
–  Integration of Panhandle and Cross Country
–  MGE rate structure
–  Shared services
•  Use free cash flow to fund growth and optimize capitalization
–  Reinvest in growth projects
–  Optimize debt level - maintain ratings/maximize return
•  Broaden shareholder appeal
–  Change in FY from June to December
–  Cash dividend
–  Improved transparency of disclosures

Expansive Footprint

Business Segments
•  Transportation and Storage
–  Panhandle Energy
•  Panhandle Eastern Pipe Line
•  Trunkline Gas Company
•  Sea Robin Pipeline
•  Trunkline LNG
•  Southwest Gas Storage
–  CrossCountry Energy (50% equity interest)
•  Transwestern Pipeline (100%)
•  Florida Gas Transmission (50%)

Business Segments
•  Midstream
–  Southern Union Gas Services
•  Distribution
–  Missouri Gas Energy
–  New England Gas Company (RI under contract for sale)
–  PG Energy (under contract for sale)

Pipeline Assets

Trunkline LNG Company
•  One of North America’s largest operating facilities
•  Fully contracted with high credit quality counterparty—
BG Group—until 2028
•  1.2 Bcf/d baseload sendout
•  9.0 Bcf storage
•  Send out capacity to be expanded to 1.8 Bcf/d by mid 2006
•  Ambient air vaporization and NGL extraction to be in service by 2008

Distribution Assets
•  Headquartered in Kansas City, MO
•  Serves approximately 500,000 customers
•  Serves 34 counties throughout MO
•  Regulated by the Missouri PSC

Gathering and Processing
Pipelines
Total Miles   4,750
Producer Delivery Points 1,754
Current Throughput 596 Bbtu/d (1)
Field Compression HP  104,840
Gas Processing Plants
Active Plants (2)   4
Processing Capacity (3)  470/410 MMcfd
Processing Throughput  388 MMcf/d (1)
Field Compression HP 127,520
Treating Plants
Active Plants    6
Treating Capacity 765/590 MMcfd
Treating Throughput 426 MMcf/d (1)
Compression HP (4) 7,200

The Sid Rich Acquisition
•  Sid Richardson Energy Services and related companies acquired by SUG March 1, 2006
•  Renamed Southern Union Gas Services
•  Purchase price $1.6 billion
•  Funded with interim financing, to be replaced with proceeds from asset sales and appropriate permanent financing within the calendar year

SU Gas Services Overview
•  Major provider of gas gathering and processing services in the Permian Basin
•  Fully integrated pipeline system
•  Reliable operations
•  Attractive contract structure
•  Strong producer relationships

Differentiating Factors
•  Inter-connected assets
–  High pressure “backbone” connects local systems
–  Treatment and blending
–  Can accept a variety of gas qualities
•  Attractive contract structure
–  Fixed recoveries
–  Ease of administration
–  Fixed F F & U
•  Operational reliability
–  Market responsiveness
–  Reject/blend modes
–  Low F F & U

Differentiating Factors

Processing Risk Profile

Hedging Strategy
•  SUG has put options in place to limit downside and reduce exposure to commodity price risk
–  $11 floor for 2006 on 85% of volumes
–  $10 floor for 2007 on 50% of volumes
•  We will continue to layer in price protection at appropriate entry points
•  We can hedge effectively on Waha natural gas due to fixed recovery contract structure; eliminates exposure to NGL’s and to basis risk

Growth Projects

Projects in Process

Projects Under Negotiation

Financial Information

EPS Growth Profile

Strong Cash Generator

Segment Operating Income

Respect for the Balance Sheet
…and improved our balance sheet.

We have accomplished this with a combination of prudent financing and strong internal equity formation.
1Q 2006 Highlights ($000s)
•  Includes SUG’s 50% of Transwestern’s interest and depreciation of $23 million plus SUG’s 25% of Citrus’ interest, taxes, and depreciation of $57 million.
•  Includes $6.6 million of cash settlement from March options less $1.2 million non-cash income related to the time value portion of the hedge.

1Q EBIT Reconciliation ($000s)